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                                                                    EXHIBIT 10.4

                               THIRD AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP

         THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "AMENDMENT"), dated December 21, 2000, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as the general partner (the "GENERAL PARTNER") of EOP Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), for itself and on behalf of itself and the Limited Partners of the Partnership, and those persons whose signatures are set forth on the signature page attached hereto.

         WHEREAS, on the date hereof, Moran Investments LLC, a California limited liability company, Stephen Pilch, Richard Springwater and Lee Van Boven ("CONTRIBUTORS"), are receiving a total of 42,397 Class A Units of limited partnership interest in the Partnership ("OP UNITS") in exchange for their interests in KFRITZ Investors LLC, a California limited liability company pursuant to a closing under, and as more particularly described in, that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT") dated December 21, 2000, by and among, the Contributors (as defined in the Contribution Agreement, the "KFRITZ A Members"), EOP/KFRITZ Investors, L.L.C., a Delaware limited liability company (all of the interests of which are held by the Partnership), and the other parties thereto;

         WHEREAS, pursuant to the authority granted to the General Partner under the Second Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership dated as of June 19, 2000, as amended (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect the admission of the Contributors as Additional Limited Partners; and

         WHEREAS, the Contributors desire to become parties to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of this Amendment and the Partnership Agreement;

         NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

         Exhibit A to the Partnership Agreement hereby is amended to reflect the admission of the Contributors as Additional Limited Partners to the Partnership. Exhibit A attached to this Amendment contains the name, address, Capital Account, number of Partnership Units and percentage interest of such Additional Limited Partners admitted to the Partnership hereby and shall be deemed attached to, and an addendum of, Exhibit A to the Partnership Agreement for all relevant purposes.

         All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement or the Contribution Agreement, as applicable. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms. Time is of the essence of each and every provision of this Amendment.




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         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.


                            EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, the General Partner of EOP Operating Limited Partnership, for itself and on behalf of existing Limited Partners


                            By:    /s/ Stanley M. Stevens
                               -------------------------------------------------
                            Name:  Stanley M. Stevens
                                 -----------------------------------------------
                            Title: Executive Vice President, Chief Legal Counsel
                                   ---------------------------------------------
                                   and Secretary
                                   ---------------------------------------------



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AGREED AND ACKNOWLEDGED:

CONTRIBUTORS:



MORAN INVESTMENTS LLC
By:  /s/ R. Matthew Moran
   -----------------------------------
Its:   Manager


/s/ Stephen Pilch
-----------------------------------
STEPHEN PILCH


/s/ Richard Springwater
--------------------------------------
RICHARD SPRINGWATER


/s/ Lee Van Boven
--------------------------------------
LEE VAN BOVEN




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                                                                       EXHIBIT A


                                               CLASS A UNITS
                                               ---------------
                                PARTNERSHIP    INITIAL CAPITAL    PERCENTAGE
NAME AND ADDRESS OF PARTNER        UNITS          ACCOUNT(1)       INTEREST(2)
---------------------------     -----------    ---------------    ------------





--------

(1) For purposes of this Exhibit A to this Amendment, the initial Capital Account reflects the agreed value of the interests contributed to EOP/KFRITZ Investors L.L.C. on December 21, 2000, as provided in the Contribution Agreement. The initial Capital Account set forth in this Exhibit A will be aggregated with the existing Capital Account, if any, of each Partner and, subsequently, will be maintained in accordance with Exhibit B to the Partnership Agreement.

(2) For purposes of this Exhibit A to this Amendment, the percentage interest reflects only the Limited Partner Interest received by the Partner in connection with the Contribution Agreement on December 21, 2000, and is in addition to other interests, if any, held by such Partner.